United States
Securities and Exchange Commission
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2025
RCI HOSPITALITY HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas	001-13992	76-0458229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10737 Cutten Road
Houston, Texas 77066
(Address of Principal Executive Offices, Including Zip Code)
(281) 397-6730
(Issuer’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	RICK	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On October 1, 2025, RCI Hospitality Holdings, Inc. (“we,” “us” and “our”) entered into certain debt modification transactions with certain holders of our 12% unsecured promissory notes and concurrently issued new 12% unsecured promissory notes to new investors. Specifically, seven investors holding a total principal amount of $2,800,000 in unsecured promissory notes agreed to extend the maturity dates of such notes, and two investors holding a total principal amount of $250,000 in unsecured promissory notes agreed to extend the maturity dates of such notes and increase the principal by $250,000. In each case, there were no other changes to the terms and conditions of the previous promissory notes, which previous promissory notes were issued on November 1, 2023, and had maturity dates of October 1, 2026. These transactions were effected by the nine investors returning for cancellation their previous promissory notes, with us issuing new amended and restated promissory notes to such investors. The previous promissory notes will be deemed cancelled as of the end of the day on September 30, 2025, and the new amended promissory notes will have an original issue date, and be deemed effective, as of October 1, 2025.
Additionally, we issued a total of $3,000,000 in new 12% unsecured promissory notes to a total of three new investors on the same issue date and with same terms and conditions as the new amended and restated 12% unsecured promissory notes. Accordingly, we raised a total of $3,250,000 in new debt financing under the transactions described in this current report.
The 12 new promissory notes are styled as “Series A 12% Unsecured Promissory Notes” and bear interest at the rate of 12% per annum. The notes are payable interest-only monthly in arrears, with a final lump sum payment of principal and accrued and unpaid interest due on October 1, 2028.
A form of the Series A 12% Unsecured Promissory Notes is filed hereto as Exhibit 4.1 and is incorporated herein by reference.
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
Reference is made to the disclosure set forth above under Item 1.01 of this current report, which disclosure is incorporated herein by reference.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
Reference is made to the disclosure set forth above under Item 1.01 of this current report, which disclosure is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

4.1	Series A 12% Unsecured Promissory Note (form of)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCI HOSPITALITY HOLDINGS, INC.

Date: October 7, 2025	By:	/s/ Eric Langan
Eric Langan
President and Chief Executive Officer
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